Exhibit 99.3

Fourth Quarter 2009 Results January 28, 2010 Thursday, January 28, 2010 1

Forward-Looking Statements This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) statements that our asset strategy remains on track; (2) our expectations regarding trends in core deposits, core expenses and net interest margin; (3) our expectations regarding continued improvement in the quality of our deposit mix; (4) the anticipated benets of our charter consolidation; (5) our expectations and outlook regarding 2010 nancial results, firrst quarter 2010 credit metrics, non-performing asset run rates and margin improvement; (6) our expectations regarding expense management ; (7) our belief that our 2010 assumptions allow an opportunity to be profitable during 2010; (8) our capital position and capital opportunities; (9) the risks underlying our capital assumptions; (10) our assumptions and expectations beyond 2009 regarding our deferred tax asset balances; and (11) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this slide presentation and our lings with the Securities and Exchange Commission (“SEC”), and you should review this slide presentation in conjunction with our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K, and our other lings with the SEC. Many of these factors are beyond Synovus ability to control or predict. Thursday, January 28, 2010 2

Factors that could cause actual results to differ materially from those contemplated in this slide presentation and our filings with the SEC include: (1) further deterioration in credit quality, particularly in residential construction and development loans, may continue to result in increased non-performing assets and credit losses, which will adversely impact our earnings and capital; (2) declining values of residential real estate may result in further write-downs of assets, which may increase our credit losses and negatively affect our financial results; (3) continuing weakness in the residential real estate environment may negatively impact our ability to liquidate non-performing assets; (4) the impact on our borrowing costs, capital cost and our liquidity due to adverse changes in our current credit ratings; (5) our ability to manage $uctuations in the value of our assets and liabilities to maintain sufficient capital and liquidity to support our operations; (6) restrictions or limitations on access to funds from subsidiaries, thereby restricting our ability to make payments on our obligations or dividend payments; (7) continuing deterioration in general economic conditions and conditions in the financial markets; (8) inadequacy of our allowance for loan losses, or the risk that the allowance may prove to be inadequate or may be negatively affected by credit risk exposures; (9) changes in the interest rate environment which may increase funding costs and reduce earning assets yields, thus reducing margins; (10) risks associated with the concentration of our non-performing assets in certain geographic regions and with affiliated borrowing groups; (11) the risk of additional future losses if the proceeds we receive upon the liquidation of non-performing assets are less than the fair value of such assets; (12) risks associated with the execution of our capital plan; including the risk that the assumptions underlying our internal capital analysis are incorrect and that we may be required to seek additional capital to satisfy regulatory capital thresholds and provide additional liquidity; (13) the impact of the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act, The Financial Stability Plan and other recent and proposed changes in governmental policy, laws and regulations, including proposed and recently enacted changes in the regulation of banks and financial institutions, or the interpretation or application thereof, including restrictions, increased capital requirements, limitations and/or penalties arising from banking, securities and insurance laws regulations and examinations; (14) the impact on Synovus’ financial results, reputation and business if Synovus is unable to comply with all applicable federal and state regulations and applicable memoranda of understanding, other supervisory actions and any necessary capital initiatives; (15) risks associated with litigation; (16) the risk that we will not be able to complete the proposed charter consolidation or, if completed, realize the anticipated benefits of the proposed charter consolidation; (17) the volatility of our stock price; and (18) the other factors set forth in Synovus’ filings with the SEC, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forwardlooking statements as a result of new information, future developments or otherwise. Thursday, January 28, 2010 3

Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core expenses; fundamental G&A expense; average core deposits; core deposits; net interest margin excluding negative impact of non-performing assets; fundamental non-interest expense; the ratio of pre-tax, pre-credit costs income to risk weighted assets, and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are pre-tax income (loss); total G&A expenses; total non-interest expense; total deposits; net interest margin; total non-interest expense; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP nancial measures to assess the performance of Synovus’ core business and the strength of its capital position. Synovus believes that these non-GAAP nancial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus’ operating results, nancial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our nancial measures are affected by signicant charges for credit costs and goodwill impairment. The tangible common equity ratio to tangible assets ratio and tangible common equity to risk-weighted assets ratio are used by management to assess the strength of our capital position. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core expenses such as goodwill impairment charges, restructuring charges, and Visa litigation expense (recovery). Fundamental noninterest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP nancial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP nancial measures used in this slide presentation are set forth in the Appendix to this slide presentation. Thursday, January 28, 2010 4

FOURTH QUARTER 2009 HIGHLIGHTS Net loss of $249.9 million or $0.54 per common share Includes a non-cash $15 million goodwill impairment charge As expected, results reect realized improvements in credit trends including: NPA run rate Charge-offs Past dues Provision and ORE expenses Asset disposition strategy remains on track with $331 million in sales Thursday, January 28, 2010 5

FOURTH QUARTER 2009 HIGHLIGHTS (CON’T) Year-over-year average core deposits* grew 5.8% Consistently improved the core deposit mix throughout 2009 Non-CD core deposit growth was 9.9% year-over-year and 13.2% linked quarter annualized Non-interest-bearing deposits grew 15.3% linked quarter annualized Quarter reected positive trend in pre-tax, pre-credit costs income* Net interest margin of 3.25%, up 3 basis points from 3Q09 Signicant decrease in effective cost of funds driven by downward re-pricing of time deposits Increase limited by net decrease in loans outstanding and dilutive impact of increased liquidity position Net interest margin, excluding negative impact of non-performing assets* was 3.63%, up 16 basis points from 4Q08 Core expenses* continued to trend downward Total headcount of 6,385, down 13.0% from peak of 7,331 (1Q08) * Non-GAAP nancial measure. See Appendix. Thursday, January 28, 2010 6

FOURTH QUARTER 2009 HIGHLIGHTS (CON’T) Tax expense for the quarter is primarily related to decreases in unrealized gains on investments/swaps which increased the DTA valuation allowance Quarter includes previously announced $52 million gain from sale of Visa shares Capital ratios as of 12/31/09 Tier I Capital: 10.11%** Tangible Common Equity/Tangible Assets: 5.79%* Tier I Common Equity: 6.65%** * Non-GAAP nancial measure. See Appendix. ** Preliminary Thursday, January 28, 2010 7

FINANCIAL RESULTS Thursday, January 28, 2010 8

INCOME STATEMENT 4Q09 3Q09 4Q08 Net Interest Income $255,831 $254,631 $258,025 Non-interest Income 136,847 86,235 84,245 Non-interest Expense 249,493 316,820 720,848 Provision Expense 387,114 496,522 363,867 Pre-tax loss from continuing operations (243,929) (472,476) (742,445) Income tax expense (benet) 6,864 (31,528) (107,076) Net loss from continuing operations (250,793) (440,948) (635,369) Income from discontinued operations, net of taxes 889 1,146 1,324 Net loss (249,904) (439,802) (634,045) Net Income (loss) attributable to non-controlling interest (1) (255) 1,365 Net loss attributable to controlling interest (249,903) (439,547) (635,410) Dividends and accretion of discount on preferred stock (14,291) (14,258) (2,057) Net loss available to common shareholders ($264,194) ($453,805) ($637,467) Average common shares outstanding 486,104 344,626 329,691 Loss per common share ($0.54) ($1.32) ($1.93) (amounts in thousands, except per share data) Thursday, January 28, 2010 9

LOANS OUTSTANDING $0 $6 $12 $18 $24 $30 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 $4.3 $4.2 $4.0 $4.2 $4.3 $4.4 $4.3 $4.3 $11.2 $10.5 $12.3 $12.3 $12.3 $12.3 $12.3 $11.9 $10.8 $11.0 $11.0 $11.2 $11.2 $11.4 $10.9 $10.7 C&I CRE Retail Year-over-Year (down 9.1% or $2.5 billion) Linked Quarter (down 14.3%* or $949 million) CRE (14.9%) Investment Properties 3.0% 1-4 Family Properties (34.6%) Land Acquisition (13.0%) C&I (4.8%) Retail (4.0%) CRE (24.3%) Investment Properties (8.8%) 1-4 Family Properties (49.4%) Land Acquisition (20.1%) C&I (7.7%) Retail (4.9%) *Annualized (in billions) Thursday, January 28, 2010 10

11 IMPROVING MIX OF CORE DEPOSITS* $0 $4,800 $9,600 $14,400 $19,200 $24,000 4Q08 3Q09 4Q09 7,525 6,743 6,401 1,984 1,860 1,739 9,451 9,670 9,960 3,564 4,018 4,173 Non-interest-bearing Deposits (DDA) Other Interest Bearing Deposits** Shared Deposits Time Deposits** $22,279 $22,394 Improving our deposit mix continues to be a major focus DDA growth 17.1% year-over-year; 15.3% linked quarter annualized Non-CD core deposit growth 9.9% year-over-year; 13.2% linked quarter annualized * Core deposits represent total deposits less national market brokered deposits. Non-GAAP financial measure; see Appendix ** Excludes shared deposits and national market brokered deposits (dollars in millions) $22,415 Thursday, January 28, 2010 11

$21 $22 $23 $24 $25 $26 $27 $28 4Q08 1Q09 2Q09 3Q09 4Q09 $22.3 $22.7 $22.4 $22.4 $22.4 $27.9 $27.7 $27.6 $26.3 $25.4 CORE DEPOSITS* Large, stable core deposits* Loans funded by core deposits have increased from 80% to 88% since December 2008 (dollars in billions) Loans Core Deposits* * Non-GAAP nancial measure; see appendix. Thursday, January 28, 2010 12

NET INTEREST MARGIN $0 $52 $104 $156 $208 $260 4Q08 1Q09 2Q09 3Q09 4Q09 $256.6 $254.6 $255.8 $243.2 $258.0 Net Interest Income 3.0% 3.2% 3.4% 3.6% 3.8% 4Q08 1Q09 2Q09 3Q09 4Q09 3.47% 3.38% 3.62% 3.64% 3.63% 3.20% 3.05% 3.23% 3.22% 3.25% Net Interest Margin Trend Actual Excluding negative impact of non-performing assets* * Non-GAAP nancial measure; see appendix. (in millions) Key Margin Drivers: Improved loan pricing from addition of interest rate floors on most new and renewed loans Downward re-pricing of maturing time deposits Modest reduction in net interest charge-offs 4Q09 increase limited by net decrease in loans outstanding and an increased short-term liquidity average balance up 16 b.p.s from 4Q08 Thursday, January 28, 2010 13

CONTINUED FOCUS ON EFFICIENCY AND PRODUCTIVITY $0 $45 $90 $135 $180 $225 4Q08 1Q09 2Q09 3Q09 4Q09 $54.3 $46.2 $49.3 $50.7 $49.6 $31.0 $31.5 $30.5 $31.2 $29.9 $111.7 $111.1 $108.5 $105.0 $100.6 Fundamental G&A Expenses* (in millions) Employment Expenses Occupancy and Equipment Other * Excluding discontinued operations, net litigation contingency, goodwill impairment, restructuring charges, credit costs, and FDIC insurance. Non-GAAP nancial measure; See Appendix. Prior periods have been reclassied to exclude discontinued operations 5,500 6,000 6,500 7,000 7,500 4Q08 1Q09 2Q09 3Q09 4Q09 6,876 6,720 6,465 6,376 6,385 Headcount Headcount ** ** Down 13% from peak of 7,331 (1Q08) Thursday, January 28, 2010 14

15 PRE-TAX, PRE-CREDIT COSTS INCOME*** * Amount includes security gains of $14.7 million ** Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale. *** Non-GAAP financial measure; see appendix. Prior periods have been reclassified to exclude discontinued operations 4Q08 1Q09 2Q09 3Q09 4Q09 Pre-tax loss from continuing operations ($742) ($224) ($666) ($472) ($244) Subtract: Gain on sale of Visa shares (52) Add: Provision expense 363 291 632 496 387 Add: Other credit costs** 78 54 176 110 40 Add: Goodwill impairment 443 15 Add: Restructuring charges 3 6 Add (Subtract): Net litigation contingency expense (recovery) (6) 6 (2) Pre-tax, pre-credit costs income $139 $127 $142 $140* $144 Pre-tax, pre-credit costs income/RWA*** 1.7% 1.6% 1.9% 2.0% 2.1% $115 $128 $141 $153 $166 4Q08 1Q09 2Q09 3Q09 4Q09 $144 $142 $140 $127 $139 (dollars in millions) * Thursday, January 28, 2010 15

CAPITAL (1) Excludes the carrying value of goodwill and other intangible assets from shareholders’ equity and total assets * Non-GAAP financial measure; see appendix. 4Q08 1Q09 2Q09 3Q09 4Q09 Tier 1 Capital Ratio 11.22 11.06 9.53 10.48 10.11% Tier 1 Common Equity Ratio 8.33 8.08 6.42 7.18 6.65 Total Risk-Based Capital Ratio 14.56 14.22 12.77 13.84 13.50 Tangible Common Equity as a Percentage of Tangible Assets (1)* 7.86 7.70 5.94 6.23 5.79 Leverage Ratio 10.28 9.88 8.25 8.76 8.18% Thursday, January 28, 2010 16

CAPITAL Capital Opportunities Non dilutive opportunities Liability management Potential for recovery of deferred tax asset valuation allowance during 2010 Capital Risks Economy Regulatory standard changes Delay in deferred tax valuation allowance recovery Thursday, January 28, 2010 17

Credit Update Thursday, January 28, 2010 18

1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1,725 1,718 1,747 1,831 1,170 997 828 678 262.4 331.7 356.5 587.0 378.0 365.0 403.2 362.5 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q08 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 361.9 496.8 355.2 229.4 246.3 105.3 63.8 70.6 Total Past Dues Past Dues > 90 Days CREDIT QUALITY TRENDS 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 918.7 918.5 943.7 598.3 642.4 394.8 417.8 463.8 NPA Ratio Allowance for Loan Losses QTD Net Charge-Offs (annualized) 2.49% 6.15% 4.15% 3.58% 3.00% 6.17% 6.58% 3.33% 1.68% 2.14% 2.32% 1.46% 1.52% (dollars in millions) Total Outstanding Loan Balance declined $945 million in 4Q09, reducing the denominator for the ratios on this page for the fourth consecutive quarter. Total Outstanding Loan Balance has declined since 4Q08 by a total of $2.5 billion. 7.33% 5.09% 3.25% 3.53% 1.53% 0.95% 1.04% 3.49% 1.39% 1.33% 1.46% 1.30% 2.12% 1.20% 1.35% 0.16% 0.14% 0.18% 0.14% 0.11% 0.11% 0.17% 7.14% 5.58% 3.72% 1.03% 0.08% Thursday, January 28, 2010 19

ASSET DISPOSITION ACTIVITY $0 $100 $200 $300 $400 1Q09 2Q09 3Q09 4Q09 0% 20% 40% 60% 80% 100% 106 404 339 331 45% 45% 46% 51% Book Value of Assets Sold Realization Rate as % of Unpaid Principal Balance (dollars in millions) Exceeded stated goal of $600 million in second half of 2009 Good execution led to improved trend in realization rate for third consecutive quarter 45% Thursday, January 28, 2010 20

ALLOWANCE AND CUMULATIVE WRITEDOWNS ON NON-PERFORMING LOANS 4Q09 3Q09 2Q09 Non-performing loans $1,556 $1,519 $1,472 Allowance for loan losses on nonperforming loans 304 290 342 Cumulative write-downs LTD 610 607 302 Total allowance and write-downs $914 $897 $644 Allowance and cumulative write-downs on non-performing loans* 42.2% 42.2% 36.3% (dollars in millions) *ORE at Dec. 31, 2009 reflects cumulative write-downs and valuation reserves of 60% of unpaid principal balance. Total allowance and cumulative write-downs on all outstanding NPAs at Dec. 31, 2009 is approximately 45% of unpaid principal balance. Thursday, January 28, 2010 21

NPA ACTIVITY 4Q09 3Q09 2Q09 1Q09 Beginning NPAs $1,747 $1,718 $1,725 $1,170 + Additions 661 756 765 939 - Upgrade to Accrual (30) (2) (15) (4) - Payments/Proceeds on NPA Sales (181) (175) (237) (93) - Charge-Offs on NPLs *(349) (458) (355) (246) - ORE Losses (40) (72) (65) (41) - ORE Valuation Adjustment - Dispositions 24 (20) (100) Ending NPAs $1,831 $1,747 $1,718 $1,725 (dollars in millions) *Estimated charge-offs on accruing loans were deducted from total net charge-offs of $362 million Thursday, January 28, 2010 22

4Q09 3Q09 2Q09 1Q09 Alabama $26 $47 $47 $34 Florida 67 144 125 80 Georgia (not incl. Atlanta) 226 185 143 374 Atlanta 197 222 269 246 South Carolina 124 133 160 185 Tennessee 22 25 21 20 Total $661 $756 $765 $939 (dollars in millions) NEW NPL INFLOWS BY GEOGRAPHY Thursday, January 28, 2010 23

NEW NPL INFLOWS BY PORTFOLIO TYPE (dollars in millions) 4Q09 3Q09 2Q09 1Q09 Investment Properties $144 $94 $93 $364 Residential Properties (non-Atlanta) 162 257 225 189 Land Acquisition (non-Atlanta) 47 70 69 49 Residential Properties / Land (Atlanta) 110 169 216 194 Commercial and Industrial 160 132 135 112 Retail 39 34 27 31 Total $661 $756 $765 $939 Thursday, January 28, 2010 24

INVESTMENT PROPERTY TRENDS QUARTERLY COMPARISON Category Outstanding Balance New NPL Inows vs. 3Q09 Charge-Offs QTD vs. 3Q09 30+ Days Past Due Ratio Multi-Family $925 $3 $7 0.1% Hotels $1,018 $11 $1 0.2% Office Buildings $1,010 $16 $9 0.8% Shopping Centers $1,087 $5 $3 1.7% Warehouses $493 $29 $1 0.0% Other Investment Property $547 $28 $2 0.8% Commercial Development $608 $4 $2 1.1% Total Investment Properties: $5,690 $50 $13 0.7% 4Q09 vs. 3Q09 (dollars in millions) Thursday, January 28, 2010 25

INVESTMENT PROPERTIES PORTFOLIO Total Investment Properties: $5.7 billion as of 12/31/09 **annualized (dollars in millions) Other Investment Property 10% Warehouses 9% Commercial Development 11% Shopping Centers 19% Office Buildings 18% Hotels 18% Multi-Family 16% *Excluding one large credit, NPL Ratio would be 0.09% for Hotels and 3.25% for Total Investment Properties as of 12/31/09. Category Outstanding Balance NPL Ratio 30+ DPD Ratio 4Q09 NCOs** Multi-Family $925 1.5% 0.1% 2.3% Hotels $1,018 21.8% 0.2% 2.2% Office Buildings $1,010 3.0% 0.8% 1.3% Shopping Centers $1,087 1.9% 1.7% 3.6% Warehouses $493 7.8% 0.0% 1.6% Other Investment Property $547 6.4% 0.8% 1.2% Commercial Dev. $608 7.6% 1.1% 11.0% Total $5,690 7.1% 0.7% 3.1% No concentrations by property type, geography, tenants, or ags Restrictions on hotel and shopping center lending were implemented early 2008 Historically, loans have been underwritten with stressed interest rates and vacancies Loans are recourse in nature with short-term maturities (3 years or less), allowing for restructuring opportunities which reduces vintage exposures Underwriting was stronger than CMBS standards Key Credit Metrics as of 12/31/09 Distribution by Property Type as of 12/31/09 Portfolio Characteristics * * Thursday, January 28, 2010 26

4Q07 4Q08 1Q09 2Q09 3Q09 4Q09 2,746 3,200 3,826 4,343 4,705 5,875 $0 $1,500 $3,000 $4,500 $6,000 1,810 1,286 1,077 807 613 494 Remaining Portfolio RESIDENTIAL C&D AND LAND ACQUISITION PORTFOLIO Performing Residential C&D and Land Acquisition Portfolios Category *Total O/S Bal NPL % 30+ DPD Ratio **QTD Chg-Off % 1-4 Family Construction $715 26.9% 4.4% 20.2% Residential Land Dev. $1,361 25.8% 1.0% 29.6% Land Acquisition $1,410 14.0% 1.3% 13.2% Total Resi C&D & Land $3,486 21.3% 1.8% 21.0% 1-4 Investment Mortgage $1,410 6.0% 1.3% 3.4% *includes accruing and non-accruing loans **annualized (dollars in millions) Atlanta The Residential C&D and Land portfolios comprise 48% of total NPLs, of which 36% are in Atlanta. Performing Res. C&D and Land Acq. Portfolio has decreased by 53%, from $5.9B to $2.7B since 4Q07: 4Q07 - portfolio represented 22% of total loans - Atlanta comprised 7% 4Q09 - portfolio represents 11% of total loans - Atlanta comprises 2% Tennessee 2% South Carolina 20% Other Georgia 35% Atlanta 16% Florida 14% Alabama 13% Key Credit Metrics as of 12/31/09 Distribution by Property Type as of 12/31/09 Thursday, January 28, 2010 27

C&I PORTFOLIO 9.7% 2.4% 3.1% 4.6% 5.6% 6.0% 6.9% 7.5% 8.1% 11.4% 8.2% 6.9% 9.0% 10.7% Diverse Industry Exposure Health Care Manufacturing Finance/Insurance Construction R/E Leasing Other Services Retail Trade R/E Other Wholesale Trade Accommodation & Food Svcs. Professional, Scientific, Technical Svcs. Transportation & Warehousing Ag, Forestry, Fishing All Other as of 12/31/09 Category Outstanding Balance NPL Ratio 30+ DPD Ratio 4Q09 Charge-Off Ratio* Commercial, Financial, & Agricultural $6,119 2.75% 0.89% 4.91% Owner Occupied R/E 4,584 2.04 0.47 0.91 Total C&I Loans $10,703 2.44% 0.71% 3.20% Past Dues remained below 1% Charge-offs QTD were $9 million lower than 3Q09 * annualized (dollars in millions) Key Credit Metrics as of 12/31/09 Thursday, January 28, 2010 28

RETAIL PORTFOLIO STRONG ASSET QUALITY Category Outstanding Balance NPL Ratio 30+ DPD Ratio 4Q09 Net Charge-Offs* Home Equity Lines $1,715 0.91% 0.75% 2.53% Consumer Mortgage 1,638 2.94 2.08 2.93 Small Business 187 1.14 1.74 4.63 Credit Card 294 - 3.85 7.63 Other Consumer Loans 378 0.84 1.32 4.15 Total Retail Loans $4,212 1.64% 1.58% 3.28% Retail Portfolio as of 12/31/09 (dollars in millions) 4Q09 net charge-offs of $34.8 million were at compared to 3Q09 Past Dues decreased $4.9 million from 3Q09 to 1.58% All retail loans are scored on a quarterly basis: Average Beacon Score shows no deterioration over prior four quarters Credit Card past dues and charge-offs are below industry average * Annualized Thursday, January 28, 2010 29

Charter Consolidation and 2010 Outlook Thursday, January 28, 2010 30

CHARTER CONSOLIDATION Expected bene$ts: Simplify regulatory oversight Improve capital efficiency Enhance risk management Increase opportunities for efficiency Better position Synovus to emerge stronger Thursday, January 28, 2010 31

2010 OUTLOOK 2010 expected to reect signi$cant improvement over 2009 Q1-2010 credit metrics expected to continue at levels similar to Q4-2009 with improvement beginning in Q2 As 2010 progresses, signi$cant reductions expected to occur in NPA run rate and provision levels Margin improvement anticipated early in 2010 Continued focus on expense management during 2010 Above assumptions allow opportunity to return to pro$tability during 2010 Thursday, January 28, 2010 32

APPENDIX Thursday, January 28, 2010 33

STRONG AND STABLE DEPOSITS Deposit profile 4Q09 Deposit / funding statistics Demand Deposit Accounts 15% Brokered deposits** 18% Time deposits > $100m* 18% Time deposits < $100m* 10% Savings accounts 2% NOW accounts 14% Money market accounts* 23% * Excludes brokered deposits ** Brokered deposits consist of national market time and money market account deposits *** Core deposits represent total deposits less national market brokered deposits. Non-GAAP financial measure; see appendix Total: $27.4 billion Funding Total $29.7 billion 4Q09 average cost 1.34% Deposits Total $27.4 billion Core Deposits*** as a % of total funding: 76% 4Q09 average cost of deposits: 1.37% Thursday, January 28, 2010 34

NON-INTEREST INCOME 4Q09 3Q09 4Q08 4Q09 vs. 3Q09 % Change 4Q09 vs. 4Q08 % Change Service Charges on Deposit Accts. $29,651 $29,699 $29,244 (0.2%) 1.4% Fiduciary and Asset Management Fees 11,455 11,244 11,168 1.9 2.6 Brokerage and Investment Banking Revenue 7,035 7,047 7,528 (0.2) (6.5) Mortgage Banking Income 7,572 7,037 5,170 7.6 46.5 Bankcard Fees 9,521 9,114 9,067 4.5 5.0 Net Gains/Losses on Sales of Investment Securities Available for Sale (663) 14,730 45 nm nm Other Fee Income 7,055 7,733 7,207 (8.8) (2.1) Increase (Decrease) in Fair Value of Private Equity Investments, Net 142 (6,853) 6,996 nm nm Gain on sale of Visa shares 51,900 - - nm nm Other Non-Interest Income $13,179 $6,484 $7,820 103.3% 68.5% Total Non-Interest Income $136,847 $86,235 $84,245 58.7% 62.4% (in thousands) Prior periods reclassified to exclude discontinued operations Thursday, January 28, 2010 35

NON-INTEREST EXPENSE 4Q09 3Q09 4Q08 4Q09 vs. 3Q09 % Change 4Q09 vs. 4Q08 % Change Salaries and Other Personnel Expense $100,575 $105,001 $111,692 (4.2%) (10.0%) Net Occupancy and Equipment Expense 29,861 31,217 30,971 (4.3) (3.6) FDIC Insurance and Other Regulatory Fees 17,913 15,341 6,950 16.8 157.7 Foreclosed real estate 34,098 101,437 71,915 (66.4) (52.6) Other Credit Costs 6,561 8,302 6,776 (21.0) (3.2) Visa Litigation Recovery (2,374) (4,067) (6,390) (41.6) (62.8) Goodwill Impairment 14,849 - 442,730 nm (96.6) Professional Fees 10,397 11,121 9,951 (6.5) 4.5 Restructuring Charges (347) (413) 2,826 (16.0) nm Other Operating Expense 37,960 48,881 43,427 (22.3) (12.6) Total Non-Interest Expense $249,493 $316,820 $720,848 (21.3%) (65.4%) Fundamental Non-Interest Expense* $180,031 $186,869 $196,954 (3.7%) (8.6%) * Excluding charges in connection with VISA litigation, restructuring charges, credit costs, goodwill impairment, and FDIC insurance. Non-GAAP financial measure, see appendix. (in thousands) Prior periods reclassified to exclude discontinued operations Thursday, January 28, 2010 36

DEFERRED TAX ASSET ACCOUNTING Background A deferred tax asset (DTA) is created from the difference between book (GAAP) and tax earnings. For Synovus, the DTA balance is largely driven by its provision for loan losses. During the 2Q09, Synovus reached a cumulative 3-year pre-tax loss position. Under GAAP, cumulative losses in recent years are considered signi$cant negative evidence in assessing the realizability of a deferred tax asset, even though the Federal tax code allows a 20 year carryforward of losses. After considering both positive and negative evidence, Synovus increased its deferred tax asset valuation allowance by approximately $173 million during 2Q09. Due to available carryback, the valuation allowance had to be recorded as an adjustment to the annual effective tax rate throughout 2009 (vs. a one-time adjustment to earnings). The fourth quarter income tax expense of $6.9 million is primarily related to decreases in unrealized gains on investments/swaps which increased the DTA valuation allowance. The 2009 taxable loss has fully utilized Synovus’ carryback for taxes paid in prior years. Beginning in 2010, any losses will be required to be carried forward (by recording a deferred tax asset with a corresponding valuation allowance), resulting in a close to zero effective tax rate. Thursday, January 28, 2010 37

12/31/09 Deferred tax assets $592 Deferred tax liabilities (154) Net deferred tax assets before valuation allowance 438 Valuation allowance (425) Net deferred tax assets after valuation allowance $13 DEFERRED TAX ASSET ACCOUNTING, CON’T Balance Sheet Impact (dollars in millions) (1) Includes approximately $55 million in deferred tax liabilities relating to unrealized gains on investment securities and interest rate swaps. Future changes to these unrealized gains are not expected to impact tax expense. (2) Approximately $6 million of the remaining deferred tax asset balance primarily relates to deferred tax assets from jurisdictions that are not in a cumulative loss position and therefore do not require a valuation allowance. The remaining $7 million in deferred tax assets is supported by State tax planning strategies. Changes in market conditions and other factors could result in changes to the expected value of these tax planning strategies with corresponding increases to income tax expense and the valuation allowance. (1) (2) Thursday, January 28, 2010 38

DEFERRED TAX ASSET ACCOUNTING, CON’T 1Q09 2Q09 3Q09 4Q09 2009 Year Loss from continuing operations before income taxes ($224) ($666) ($472) ($244) ($1,606) Income tax benet, gross $89 $253 $187 $82 $611 Increase in valuation allowance for deferred tax assets ($3) ($173) ($155) ($89) ($420) Loss from continuing operations after income taxes ($138) ($586) ($440) ($251) ($1,415) Effective tax rate before valuation allowance* 39.7% 38.0% 39.6% 35.8% 38.4% Effective tax rate after valuation allowance* 38.4% 12.0% 6.8% (3.1%) 12.0% * Excludes $14.8 million non-tax deductible goodwill impairment charge in 4Q09 Income Statement Impact (dollars in millions) Thursday, January 28, 2010 39

DEFERRED TAX ASSET ACCOUNTING, CON’T Expectations Beyond 2009 We expect no tax bene$t during periods including a pre-tax loss; however, changes in market conditions and other factors could periodically impact values assigned to tax planning strategies, which would require increases or decreases in the valuation allowance. Losses and tax credits carried forward will be recorded as deferred tax assets with a corresponding increase in the DTA valuation allowance. When we report a pre-tax pro$t, we will not record a tax expense - in other words, we will begin to reduce the deferred tax asset valuation allowance. We expect to recover the remaining DTA balance once we have demonstrated a sustainable return to pro$tability, perhaps at the point when we have experienced consecutive pro$table quarters coupled with a forecast of continuing pro$tability. It should be noted that recapture of the DTA balance (reversal of valuation allowance) is subject to considerable judgment Thursday, January 28, 2010 40

CHARGE-OFFS BY TYPE (dollars in millions) * % Annualized Approximately $271 million, or 75% of 4Q09 net charge-offs, related to impairments of new NPLs and fair-value write-downs on existing NPLs. 4Q09 3Q09 Category $ %* $ %* Investment Properties $44.6 3.1% $57.4 3.9% 1-4 Family Properties 149.3 17.5% 237.4 24.3% Land for Future Development 46.9 13.2% 72.7 19.4% Total CRE 240.8 9.1% 367.5 13.1% Commercial and Industrial 86.3 3.2% 94.9 3.5% Retail 34.8 3.3% 34.4 3.2% Total Net Charge-offs $361.9 5.6% $496.8 7.3% Thursday, January 28, 2010 41

PAST DUES BY PORTFOLIO TYPE 30 Days + Past Due Total Loans 4Q09 3Q09 Investment Properties $5,690 0.71% 1.00% Residential Properties 3,387 1.80 2.51 1-4 Family Construction 715 4.40 4.32 1-4 Family Perm/Mini-Perm 1,311 1.25 1.65 Residential Development 1,361 0.96 2.11 Land for Future Development 1,410 1.31 2.40 Commercial and Industrial 10,703 0.71 0.87 Retail 4,212 1.58 1.67 Total* $25,383 1.03% 1.35% (dollars in millions) * Includes unearned income Thursday, January 28, 2010 42

NON-GAAP FINANCIAL MEASURES The following tables illustrate the method of calculating the non-GAAP !nancial measures used in this slide presentation: 4Q08 1Q09 2Q09 3Q09 4Q09 Total Risk-Weighted Assets $32,107 $31,237 $30,037 $28,378 $27,103 Loss from continuing operations before income taxes (742) (224) (666) (472) (244) Subtract: Gain on sale of Visa shares(52) Add: Provision Expense 363 291 632 496 387 Add: Other Credit Costs* 78 54 176 110 40 Add: Goodwill Impairment 443 15 Add: Restructuring Charges 3 6 Add (Subtract): Net Litigation Contingency Expense (Recovery) (6) 6 (2) Pre-tax, Pre-credit costs Income $139 $127 $142 $140 $144 Pre-tax, Pre-credit costs Income** / RWA 1.7% 1.6% 1.9% 2.0% 2.1% * Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to impaired loans held for sale. ** Annualized (dollars in millions) Thursday, January 28, 2010 43

NON-GAAP FINANCIAL MEASURES (CON’T) 4Q08 1Q09 2Q09 3Q09 4Q09 Total non-interest expense $721 $261 $394 $317 $249 Other credit costs(1) (78) (54) (176) (110) (40) FDIC Insurance expense (6) (12) (29) (14) (16) Restructuring charges (3) (6) Net litigation contingency recovery (expense) 6 (6) 2 Goodwill Impairment (443) - - - (15) Fundamental non-interest expense (2) $197 $189 $189 $187 $180 Average earning assets (3) $32,308 $32,426 $32,124 $31,556 $31,403 Net interest income (taxable equivalent) 259 244 258 256 257 Add: Negative impact of non-performing assets on net interest income (4) 23 27 32 33 30 Net interest income (taxable equivalent) excluding the negative impact of non-performing assets $282 $271 $290 $289 $287 Net Interest Margin 3.20% 3.05% 3.23% 3.22% 3.25% Negative impact of non-performing assets 0.27% 0.33% 0.39% 0.42% 0.38% Net Interest Margin excluding negative impact of non-performing assets 3.47% 3.38% 3.62% 3.64% 3.63% (1) Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to impaired loans held for sale. (2) Also referred to as core expenses (3) Quarterly average balance (4) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter (dollars in millions) Thursday, January 28, 2010 44

NON-GAAP FINANCIAL MEASURES (CON’T) 4Q09 3Q09 2Q09 1Q09 4Q08 Total assets $32,850 $34,610 $34,349 $34,547 $35,786 Goodwill (24) (39) (39) (39) (39) Other intangible assets (17) (18) (19) (20) (21) Tangible assets $32,809 $34,553 $34,291 $34,488 $35,726 Total shareholders’ equity $2,869 $3,137 $3,018 $3,638 $3,787 Goodwill (24) (39) (39) (39) (39) Other intangible assets (17) (18) (19) (20) (21) Cumulative perpetual preferred stock (928) (926) (924) (922) (920) Tangible common equity $1,900 $2,154 $2,036 $2,657 $2,807 Tangible common equity to tangible assets 5.79% 6.23% 5.94% 7.70% 7.86% (dollars in millions) 4Q09 3Q09 2Q09 1Q09 4Q08 Total deposits $27,433 $28,054 $27,424 $27,948 $28,617 National market brokered deposits (5,039) (5,639) (4,995) (5,259) (6,338) Core deposits $22,394 $22,415 $22,429 $22,689 $22,279 Thursday, January 28, 2010 45